A Proven History of Shareholder Value Creation And Commitment to Our Communities 4th Quarter 2022 Lakeland Financial Corporation LKFN L I S T E D

2

3 David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

4 This presentation contains, and future oral and written statements of the Company and its management may  contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of  1995. Forward‐looking statements are not historical facts and are generally identifiable by the use of words  such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,”  “could,” “should,” or other similar expressions. All statements in this presentation, including forward‐looking  statements, speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently  uncertain and, accordingly, you are cautioned not to place undue reliance on any forward‐looking statement.  Actual results could differ materially from those addressed in the forward‐looking statements as a result of  numerous factors, including, without limitation: (i) the effects of future economic, business and market  conditions and changes, including the effects of governmental monetary and fiscal policies, (ii) the risks of  changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and  liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iii) changes in  borrowers’ credit risks and payment behaviors, (iv) the timing and scope of any legislative and regulatory  changes, including changes in tax and banking laws and regulations and their application by the Company’s  regulators, (v) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio,  underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital  position and other estimates; and (vi) the risks noted in the Company’s Annual Report on Form 10‐K for the  year ended December 31, 2021, as well as other risks and uncertainties set forth from time to time in the  Company’s other filings with the Securities and Exchange Commission. Forward‐Looking Information

5 Bank Director’s 2021 Scorecard

Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 6 Long Term Success for Shareholders (including LKFN) Source: S&P Capital IQ Pro. Financial data is as of September 30, 2022. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 12/19/22; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2012 through December 31, 2021). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020 and 2021. 10 Institutions LTM ROE >13% 23 Institutions 157 Institutions 205 Institutions

Tangible  Common Equity 91.7% Reserves 8.3% 7 Strong Capital Structure $1 .2 1 $2 2. 13 $2 9. 50 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 Tangible Book Value(1) Per Share (1)compounded annual growth rate computed from 1991‐2021 *TBV adjusted to exclude the market value impact of AFS investment  securities for TCE and Tangible Assets Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the Fourth Quarter 2022 Earnings Press Release and Form 8‐K. Key Ratios and Per Share Data as of  December 31, 2022 TCE/Tangible Assets 8.79% Adj. TCE/Adj. Tangible Assets 11.30% Total Risk‐Based 15.14% Leverage 11.50% Book Value $22.28 Tangible Book Value $22.13 Adj. Tangible Book Value $29.50 *

8 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana •52 branch offices ‐ $6.4 billion banking assets ‐ $2.8  billion trust, retirement and investment brokerage assets •Focused on execution – “blocking and tackling” •Continued growth potential Sesquicentennial

9 32 Years of Organic Growth $2 ,7 07 $1 03 ,8 17 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Net Income Record Net Income for 32 of 34 Years N et  In co m e Compound Annual Growth 1991 – 2022 • Loans = 11% • Deposits = 10% • Net Income = 12% • Earnings Per Share = 12% (000’s)

10 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

11 Strong Regional and Statewide Economy Indiana Unemployment Rate is Lower Than the National Average Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana U ne m pl oy m en t 8. 0% 6. 5% 5. 5% 4. 2% 3. 6% 3. 0% 3. 0% 3. 0% 11 .3% 5. 0% 2. 1% 2. 7% 8. 0% 6. 6% 5. 7% 4. 5% 3. 8% 3. 2% 3. 7% 3. 2% 11 .9% 4. 8% 2. 1% 3. 0% 7. 4% 6. 6% 5. 5% 4. 8% 4. 4% 3. 9% 3. 7% 3. 3% 13 .0% 6. 4% 3. 9% 3. 7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2012 Nov 2013 Nov 2014 Nov 2015 Nov 2016 Nov 2017 Nov 2018 Nov 2019 Nov 2020 May 2020 Nov 2021 Nov 2022 Nov Consolidated LCB Footprint Indiana United States

Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

13 Commercial Banking Focus Experienced Relationship Driven Team • 39 credit “smart” commercial bankers • Average 23 years in banking & 12 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and administrative  support • We cross‐sell aggressively by leveraging technology

14 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • Orientation towards owner occupied and well structured  nonowner occupied real estate

15 Corporate Social Responsibility 150 Year History of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Building and caring for our team •Delivering loan products to our communities • Supporting financial literacy in our footprint • Protecting our customers and their data • Caring for the environment • Focus on ESG is ongoing

16 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  ongoing initiatives  • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

17 Mature1 Market Deposit Performance Organic Growth 2012 ‐ 2022 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/22 Statistics  $2,509 $2,501 $2,373 $596 $509 $486 $328 $93 ‐$210 ‐$1,162‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Lake City Bank 1st Source JPM  Chase PN C Star First M erchants FSB of M iddlebury O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 102% over the  last ten‐year period.

18 Organic Growth Indianapolis Market Opportunity Indianapolis Market Banks Share of Market 1. JPM Chase 24% 2. PNC 14% 3. Merchants Bank 10% 4. Fifth Third 8% 5. Huntington National 7% 6. BMO Harris 5% 7. Bank of America 5% 8. First Internet Bank 5% 9. National Bank of Indy 4% 10. KeyBank 3% 16. Lake City Bank 1% Marion, Hamilton and Johnson Counties as of 6/30/22;  Source: FDIC 6/30/22 Statistics 97% 3% Out of State In State Deposit Market Share

19 (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) Hoosiers By The Numbers‐ Indiana Department of Workforce Development (3) https://fred.stlouisfed.org/graph/?g=lc2J (4) https://www.cnbc.com/2022/07/13/top‐states‐for‐business‐indiana.html (5) https://www.forbes.com/advisor/business/best‐states‐to‐start‐a‐business A Strong Environment for Growth and Expansion • Indiana #1 manufacturing state in the country(1) • Manufacturing jobs increased 4.2% from June ‘21 to June ‘22(2) • U.S. Census Bureau announced Indiana’s population grew by 4.7%  between 2010 and 2020 • Indiana unemployment at 3.0% as of November 2022(3) • GDP growth of 5.2% from December ‘19 to December ‘21 • Supply chain and labor availability challenges continue • Indiana ranked 14 in CNBC’s “America’s Top States for Business 2022”,  ranking Indiana higher than any of its neighboring states(4) • Indiana ranked as the #1 state to start a business by Forbes in  November 2022(5)

20 Core Deposit Funding Strategy Core Deposit Growth Impacted by Excess Liquidity in Economy • Deposit surge from PPP funding and stimulus starting to abate • DDA balances increase by 13% from 2019 to 2022 – Retail checking account balance growth of 18% over two years – Commercial checking account balance growth of 13% over two years • Capitalize on market disruption in our footprint to grow deposits • Emphasize checking account relationship products and flexible  solutions including Lake City Bank Digital platform • Leverage demographic and lifestyle data • Omni channel media campaign is utilized

21 Commitment to Technology and Cyber Risk Management Innovation and Competitive Technology is a Focus • Fintech partnerships play a growing role in our technology stack • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • Cybersecurity protection expands • AI and data gathering and analysis is playing an increasingly  important role  • Branch of the future proof of concept implemented in 2021

22 Channel Utilization Over Three Year Horizon Mobile Channel Engagement Continues to Accelerate (1) Measurement period includes twelve months of data ending December 31, 2019 and December 31, 2022 (2) Includes mobile phone, Apple watch & iPad app use Channel Type Total Transactions 2019(1) % of Total Total  Transactions  2022(1) % of Total Three  Year  Change Branch Transactions 2,279,975 18% 2,034,409 14% (11)% ATM/ITM 944,785 7% 858,320 6% (9)% Online Logins 5,058,317 40% 4,160,390 30% (18)% Mobile Logins(2) 4,199,910 33% 6,806,530 48% 62% Telephone Banking 265,475 2% 221,301 2% (17)% Total 12,748,462 100% 14,080,950 100% 10%

23 Customer Composition and Digital Adoption December 2022 Customer Composition and Digital Adoption Over Three Years Generation Customer Breakdown 12/31/22 12/31/21 12/31/20 Gen Z            (1996 ‐ Current) 16% 52% 47% 44% Millennial (1977 ‐ 1995) 25% 61% 58% 55% Gen X                 (1965 ‐ 1976) 19% 51% 48% 44% Baby Boomer   (1946 ‐ 1964) 30% 45% 43% 40% Mature (1945 or before) 10% 32% 30% 26% Digital Adoption 50% 47% 43%

Financial Performance

25 Income Performance Metrics LKFN Performance Exceeds National and Indiana Peers and Maintains Strong Capital Levels 1.29% 1.69% 1.76% 1.55% 1.56% 1.62% 12.72% 16.51% 15.47% 13.51% 14.19% 17.40% 12.83% 16.64% 15.57% 13.59% 14.27% 17.52% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2017 2018 2019 2020 2021 2022 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price     Performance Review September 30, 2022 ROAE and ROATE LTM Peer Data1 National Indiana ROAE             14.5%          14.6% ROATE           16.2%          16.9% ROAA LTM Peer Data1 National Indiana ROAA      1.17%               1.25%

$57,330 $80,411 $87,047 $84,337 $95,733 $103,817 $2.23 $3.13 $3.38 $3.30 $3.74 $4.04 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2017(1) 2018 2019 2020 2021 2022 Net Income Diluted EPS 26 Net Income and EPS Record Profitability in 2022 (1) Includes impact of tax reform of $4.1 million income tax provision for 2017 2022 Net Income increase 8% 2022 Diluted EPS increase  8% N et  In co m e EP S (000’s)

$92,634 $105,344 $110,620 $118,646 $118,521 $134,539 2.08% 2.21% 2.24% 2.19% 1.93% 2.09% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2017 2018 2019 2020 2021 2022 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets 27 Pretax Pre‐Provision Earnings Significant Growth in Net Interest Income Offset by Decline in Noninterest Income Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the Second Quarter 2022 Earnings Press Release and Form 8‐K. 2022 Pretax Pre‐Provision Earnings YOY Increase 14%  Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s (000’s)

28 Evolution of Deposit Beta FED Tightening in 2022 Has Been More Aggressive Than Past Cycles • Total deposit beta for 2022 of 25% has lagged past  FED tightening cycle of 45%  • Fourth quarter deposit beta transitioned to a  historical deposit beta of 46% from 25% in the third  quarter • Deposit betas are expected to move to historical  levels due to liquidity leaving the balance sheet and  competitive deposit pricing pressures in the market

29 Interest Rate Sensitivity Asset Sensitivity Slightly Reduced Fixed Rate $1,394,859 33% Prime $1,424,714 34% 1 Month LIBOR $460,589 11% FHLB/Other $937,662 22% Commercial Loans $4.2 billion as of December 31, 2022 (000’s) • Every 25 basis point move up in the  federal funds rate is expected to  improve margin by 2‐3 basis points • Fixed rate loans have shorter,  average original terms of 5 years • Cost of funds have increased as  deposit repricing accelerated in the  fourth quarter • 89% of loan portfolio consists of  commercial loans and 67% of  commercial loans are tied to  variable interest rates

96% 94% 94% 95% 83% 77% 50% 60% 70% 80% 90% 100% 110% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2017 2018 2019 2020 (1) 2021 (1) 2022 (1) Retail Commercial Average Loans to Average Deposits 30 Average Loans Organic Average Loan Growth ex PPP of $236 million or 6% for 2022 (1) Includes $377 million in Average PPP loans in 2020, $238 million in December 31, 2021, and $8 million in 2022 2022 YOY Increase               0% 2022 YOY ex PPP, Increase  6% Lo an s Lo an s t o  De po sit  R at io $3,610,908 $3,843,912 $3,974,532 $4,424,472 $4,421,094 (000’s) $4,427,166

31 Line of Credit Utilization Line Availability Outpacing Utilization $1 ,7 53 $1 ,7 15 $1 ,6 55 $1 ,6 64 $1 ,6 96 $1 ,6 16 $1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,5 14 $1 ,6 12 $1 ,6 11 $1 ,8 06 $1 ,7 37 $1 ,7 97 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage PPP Round 1 PPP Round 2 3, 26 7 3, 32 7 3, 26 6 3, 47 0 3, 43 3 3, 41 3 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2

$3 89 ,0 51 $4 67 ,4 58 $5 72 ,9 66 $6 60 ,3 60 $6 20 ,1 74 $6 13 ,4 45 $6 79 ,0 78 $7 40 ,5 76 $6 84 ,5 11 $6 89 ,4 50 $7 30 ,3 73 $7 75 ,9 47 $7 61 ,6 86 $7 72 ,9 95 $8 49 ,0 92 $8 14 ,4 30 $8 83 ,9 56 $1 ,2 16 ,4 14 $1 ,2 18 ,9 43 $1 ,2 73 ,8 86 $1 ,3 39 ,6 73 $1 ,4 62 ,9 35 $1 ,4 93 ,2 45 $1 ,5 71 ,9 64 $1 ,5 61 ,7 47 $1 ,4 77 ,3 56 $1 ,5 10 ,9 10 $1 ,4 35 ,7 46 50% 51% 50% 52% 52% 52% 51% 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 30% 35% 40% 45% 50% 55% 60% Commercial DDA Line of Credit Utilization 32 Line of Credit Utilization vs. Commercial DDA Co m m er ci al  D DA Li ne  o f C re di t U til iza tio n DDA Deposit Balances Remain Elevated in 2022 PPP Round 1 (000’s) PPP Round 2

33 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,493,049 32% Commercial RE ‐ Owner  Occupied $758,091 16% Commercial RE ‐ Nonowner Occupied $706,107 15% Commercial RE ‐Multifamily $197,232 4% Commercial RE ‐ Construction $517,664 11% Agri‐business ‐ Agriculture $432,088 9% Other  Commercial $113,593 2% Residential  Mortgage $212,742 5% Home Equity $175,575 4% Installment ‐ Other Consumer $107,324 2% $4.7 billion as of December 31, 2022 (000’s) Commercial   89% Consumer      11% Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

34 Top 10 Industry Concentrations Loan Portfolio is Diversified Agriculture & Agribusiness $488,446 10% Multifamily Housing $398,009 9% RV Industry $204,544 4% Nursing Homes & Assisted Living $184,996 4% Automobile Dealers $122,820 3% Hotels $100,299 2% Plastics Product  Manufacturing $93,793 2% Durable Goods Merchant  Wholesalers $94,170 2% Self‐Storage $92,237 2% Restaurants $96,564 2% Top 10 Industries Represent 40% or $1.9 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

$3,757,209 $4,093,894 $4,242,524 $4,650,597 $5,357,284 $5,717,358 95% 97% 98% 98% 99% 100% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2017 2018 2019 2020 2021 2022 Average Deposits % of Funding 35 Average Deposits Deposit Growth Slows in 2022 Compared to 2021 2022 YOY Growth 7% De po si ts De po sit s a s a  P er ce nt  o f T ot al  F un di ng (000’s)

36 Deposit Breakdown Deposit Costs Rise in Response to Rising Interest Rate Environment Total Retail $1,934,787 36% Total Public  Fund $1,429,872 26% Total  Commercial $2,085,934 38% Brokered  Deposits $10,027 0% December 31, 2022 Total Deposits ‐ $5.5 billion (000’s) 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10% 1.35% 0.63% 0.28% 0.63% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Cost of Deposits Deposit Composition at end of period 2009 2022 Non‐interest Bearing Demand Deposits 12% 32% Interest Bearing Demand, Savings & MMA 34% 57% Time Deposits > or = to $100,000 35% 8% Time Deposits < $100,000 19% 3% Total Deposits (billions) $1.9 $5.5

Public Fund Deposit Trends

Majority of Public Funds are Core Deposits



$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Mar-17 $1,235,687 $604,907 $629,892
Jun-17 $1,225,991 $575,833 $649,271
Sep-17 $1,149,765 $510,528 $638,349
Dec-17 $1,2351,119 $518,786 $731,445
Mar-18 $1,291,170 $537,537 $752,745
Jun-18 $1,225,127 $444,194 $780,046
Sep-18 $1,250,576 $528,485 $721,203
Dec-18 $1,215,533 $471,535 $743,961
Mar-19 $1,211,148 $515,130 $695,981
Jun-19 $1,253,704 $408,178 $845,489
Sep-19 $1,281,451 $453,257 $828,157
Dec-19 $1,127,111 $292,121 $834,953
Mar-20 $1,132,438 $340,116 $792,055
Jun-20 $1,103,014 $231,472 $871,275
Sep-20 $1,212,131 $307,711 $904,153
Dec-20 $1,162,457 $147,759 $1,014,430
Mar-21 $1,204,153 $122,020 $1,081,865
Jun-21 $1,275,388 $81,107 $1,194,013
Sep-21 $1,289,603 $63,992 $1,225,413
Dec-21 $1,284,641 $65,519 $1,218,854
Mar-22 $1,340,566 $61,180 $1,279,118
Jun-22 $1,458,179 $39,071 $1,418,840
Sep-22 $1,481,100 $59,758 $1,421,074
Dec-22 $1,429,873 $46,546 $1,383,327
Checking
CDs

Lake City Bank 150 1872 / 2022

37

38 Investment Portfolio Investment Portfolio Provides Liquidity to Fund Loan Growth 14.1% 12.9% 11.8% 11.5% 12.0% 12.3% 13.6% 21.4% 20.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) 2022(3) M V  In ve st m en ts  a s a  %  o f A ss et s (1) Ratio for 12/31/20 excludes PPP loans of $412 million in total assets (2) Ratio for 12/31/21 excludes PPP loans of $26 million in total assets (3) Ratio for 12/31/22 excludes PPP loans of $2 million in total assets December 31, 2022 Weighted  Maturity Book Yield Market  Value US Govt REMICS 5.97 2.14 114,355 US Govt Pools 7.34 1.95 377,953 US Agencies 8.82 1.55 126,961 US Treasury Notes/Bills 0.92 3.28 3,034 AFS Municipals (TEY) 15.87 3.05 563,225 HTM Municipals (TEY) 17.92 2.73 111,029 Total (Tax‐Equivalent Yield) 11.99 2.46% $1,296,557 US Govt Treas 0.23% US Govt Remics 8.82% US Govt Pools  29.15% AFS Municipals 43.45% HTM Municipals 8.56% US Govt Agencies 9.79% Portfolio Effective Duration 6.5 years  as of December 31, 2022 Carrying Value Held‐to‐Maturity  $   128,242 Available‐for‐Sale $1,185,528

$135,892 $151,271 $155,047 $163,008 $178,088 $202,887 3.33% 3.43% 3.38% 3.19% 3.07% 3.40% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2017 2018 2019 2020 2021 2022 Net Interest Income Net Interest Margin, fully tax equivalent 39 Net Interest Income Growth in Net Interest Income Impacted by Higher Rates and Growth in Loans 2022 YOY Growth 14% N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt (000’s)

1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 5.50% 3.42% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Watch List Loans to Total Loans excluding PPP 40 Asset Quality Watchlist Loans as a Percentage of Total Loans at Historic Lows N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

41 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

$36,009 $40,302 $44,997 $46,843 $44,720 $41,862 21% 21% 22% 22% 20% 17% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2017 2018 2019 2020 2021 2022 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 42 Noninterest Income Growth in Fee Generating Lines of Business is Offset by Volatile Market Driven Activity 2022 YOY Decrease (6)%  (000’s)

43 Total Revenue $171,932 $191,573 $200,044 $209,851 $222,808 $244,749 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2017 2018 2019 2020 2021 2022 (000’s) Revenue Growth Benefited by Core Loan Growth and Rising Rates 2022 YOY Increase 10%

44 Non‐Interest Expense Disciplined Operating Expense Management 2022 YOY Increase 6%  $79,267 $86,229 $89,424 $91,205 $104,287 $110,210 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2017 2018 2019 2020 2021 2022 (000’s)

45 Efficiency Ratio Revenue Growth Outpaces Expense Growth 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Constant investment in technology and facilities

462022 Growth  18% Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $0.85 $1.00 $1.16 $1.20 $1.36 $1.60 1.77% 2.25% 2.40% 2.24% 1.70% 2.19% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 2017 2018 2019 2020 2021 2022 Dividend Per Share ‐ split adjusted Dividend Yield Di vi de nd  p er  S ha re Di vi de nd  Y ie ld

47 LKFN Shareholder Value Total Return Performance from 12/31/00 to 12/31/22 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LKFN S&P 500 S&P US BMI Banks Index S&P 500 Financials 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 2,966.62% 345.10% 131.10% 130.55%

48 Investment Highlights •Proven History of Organic Growth •Disciplined and Focused Strategy •Strong Internal Culture •Consistent Execution •Service Excellence Drives Shareholder Value

Supplemental Information

Allen 16% Elkhart 15% St. Joseph 9% Kosciusko 10% Hamilton 8% Marion 13% Marshall 4% Other IN Counties (1) 19% Outside IN 6% 50 Commercial Loans by County Commercial Customers in 46 Indiana Counties and 22 Other States December 31, 2022 (1) All other counties individually represent less than 1% of total (000’s) Commercial Loans  Outstanding as of  12/31/2022 $4.2 billion

51 Larger Market Organic Expansion Organic Growth State  Rank County Primary City Population* LCB  Entry LCB Deposit Market Share** # of Branches 22. Kosciusko  Warsaw 80,106 1872 60% 12 6. Elkhart Elkhart 206,921 1990 23% 11 5. St. Joseph South Bend 272,212 1997 9% 4 3. Allen Fort Wayne 388,608 1999 13% 5 1. Hamilton, Johnson, Marion Indianapolis 1,492,050 2011 1% 6 * Source: STATS Indiana ** Source: FDIC 6/30/22 Statistics

52 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties 2Flagstar purchased Wells Fargo Indiana branches in 2018 Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented. Mature Market Strength and Growth  Organic Growth (millions)1 2022 2012 2022 # of  OfficesDeposits Share Deposits Share Increase 1. 1st Source $5,051 18.67% $2,550 14.77% 98.08% 53 2. Lake City Bank $4,978 18.40% $2,469 14.30% 101.62% 52 3. JPM Chase $3,896 14.40% $1,523 8.82% 155.81% 20 4. PNC $1,845 6.82% $1,249 7.24% 47.72% 17 5. First Merchants $1,128 4.17% $642 3.72% 75.70% 10 6. Flagstar/Wells Fargo(2) $979 3.62% $2,141 12.40% (54.27)% 23 7. Star $950 3.51% $440 2.55% 115.91% 10 8. Old National $778 2.87% $684 3.97% 13.74% 9 9. KeyBank $712 2.63% $922 5.34% (22.78)% 14 10. FSB of Middlebury $639 2.36% $311 1.80% 105.47% 6 Market Total $27,058 $17,264 56.73%

53 Graph presents 12 month projected net interest income simulation  results as of December 31, 2022 using parallel shocks Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet ‐13.25% ‐8.31% ‐3.76% ‐1.79% ‐0.85% 0.73% 1.45% 2.89% 5.80% 8.76% ‐20.00% ‐15.00% ‐10.00% ‐5.00% 0.00% 5.00% 10.00% 15.00% NII ‐ Rates Dn 300 NII ‐ Rates Dn 200 NII ‐ Rates Dn 100 NII ‐ Rates Dn 50 NII ‐ Rates Dn 25 NII ‐ Rates Up 25 NII ‐ Rates Up 50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300